FOR  IMMEDIATE  RELEASE
CONTACT:
BOB  ORLANDO,  CFO
MATHSOFT,  INC.
(617)  577-1017,  x742

             MATHSOFT REPORTS FOURTH CONSECUTIVE QUARTER OF PROFITS
     CAMBRIDGE, Mass., July 22, 1998 - MathSoft, Inc. (Nasdaq: MATH) today reported net income of approximately $161,000, or $.02 per diluted share, for its second quarter ended June 30, 1998. This compares with a net loss of $1,304,000, or $0.14 per diluted share for the corresponding quarter of 1997. Revenues for the second quarter of 1998 grew 20%, reaching $5.2 million compared with $4.4 million achieved in the second quarter of the prior year.

Net income for the six months ended June 30, 1998 was approximately $642,000, or $0.06 per diluted share. This compares with a net loss of $3,233,000, or $0.36 per diluted share for the corresponding six months ended June 30, 1997. Revenues for the six months ended June 30, 1998 grew 33% totaling $10.9 million as compared with revenues of $8.2 million for the six months ended June 30, 1997.

"We  are  very  pleased  with  our  results of this quarter," said Chuck Digate,
Chairman  and  CEO.    "We  continue  to  stay focused on profitability while we
prepare  for  the  upcoming  release  of  Mathcad  8."

Founded in 1984, MathSoft is a leading provider of design and analysis software for technical professionals, business analysts and students. The Company has more than one million users of its Mathcad, StudyWorks, S-PLUS, MathSoft StatServer and Axum software worldwide. Users include professionals worldwide at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities. MathSoft product information can be obtained via the MathSoft Store located at http://www.mathsoft.com, by phone at 1-800-628-4223, by fax at 617-577-8829 or by mail at 101 Main Street, Cambridge, MA 02142.

Information contained in this document which refers to MathSoft's future financial performance represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such differences include, but are not limited to the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

Axum, S-PLUS, Mathcad and StatServer are registered trademarks and the MathSoft logo and StudyWorks are trademarks of MathSoft, Inc.

                        MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)


                                     ASSETS


                                                         UNAUDITED   AUDITED
                                                          JUNE 30,   DEC 31,
                                                            1998       1997
                                                         ----------  --------
CURRENT ASSETS:
      Cash, cash equivalents and short-term investments  $    3,704  $  4,134
      Accounts receivables, net                               2,945     2,528
      Other receivables                                       1,351       944
      Inventories                                               229       255
      Prepaid expenses                                          460       234
                                                         ----------  --------
          Total current assets                                8,689     8,095
                                                         ----------  --------

PROPERTY AND EQUIPMENT, NET                                   1,413     1,549

OTHER ASSETS:
      Purchased technology, net                                  70        70
      Other assets                                              554        98
                                                         ----------  --------

           TOTAL ASSETS                                  $   10,726  $  9,812
                                                         ==========  ========




                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                      UNAUDITED   AUDITED
                                                       JUNE 30,   DEC 31,
                                                         1998       1997
                                                      ----------  --------
CURRENT LIABILITIES                                   $    6,075  $  6,225

OTHER LONG-TERM LIABILITIES                                  282        92

STOCKHOLDERS' EQUITY                                       4,369     3,495
                                                      ----------  --------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $   10,726  $  9,812
                                                      ==========  ========

                         MATHSOFT, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                            THREE MONTHS ENDED    SIX MONTHS ENDED
                                                 JUNE 30,             JUNE 30,       JUNE 30,    JUNE 30,
                                                   1998                 1997           1998        1997
                                            -------------------  ------------------  ---------  ----------
REVENUES:
      Software licenses                     $             4,284  $           3,670   $   9,203  $   6,914
      Services and other                                    939                688       1,722      1,286
                                            -------------------  ------------------  ---------  ----------
          Total Revenues                                  5,223              4,358      10,925      8,200
                                            -------------------  ------------------  ---------  ----------

COST OF REVENUES:
      Software licenses                                     599                738       1,306      1,545
      Services and other                                    342                226         638        418
                                            -------------------  ------------------  ---------  ----------
          Total cost of revenues                            941                964       1,944      1,963
                                            -------------------  ------------------  ---------  ----------
          Gross Profit                                    4,282              3,394       8,981      6,237
                                            -------------------  ------------------  ---------  ----------

OPERATING EXPENSES:
      Sales and marketing                                 2,408              2,652       4,830      5,244
      Research and development                            1,135              1,329       2,354      2,765
      General and administrative                            601                715       1,202      1,491
                                            -------------------  ------------------  ---------  ----------
          Total operating expenses                        4,144              4,696       8,386      9,500
                                            -------------------  ------------------  ---------  ----------

          INCOME (LOSS) FROM OPERATIONS                     138             (1,302)        595     (3,263)

INTEREST INCOME , NET                                        23                 14          47         59
                                            -------------------  ------------------  ---------  ----------
          INCOME (LOSS) BEFORE PROVISIONS
               FOR INCOME TAXES                             161             (1,288)        642     (3,204)

PROVISION FOR INCOME TAXES                                    0                 16           0         29
                                            -------------------  ------------------  ---------  ----------
          NET INCOME (LOSS)                 $               161  $          (1,304)  $     642  $  (3,233)
                                            ===================  ==================  =========  ==========


BASIC EARNINGS (LOSS) PER SHARE:            $              0.02  $           (0.14)  $    0.07  $   (0.36)
                                            ===================  ==================  =========  ==========


DILUTED EARNINGS (LOSS) PER SHARE:          $              0.02  $           (0.14)  $    0.06  $   (0.36)
                                            ===================  ==================  =========  ==========




COMMON SHARES OUTSTANDING                                 9,248              9,006       9,188      8,992

DILUTIVE EFFECT OF STOCK OPTIONS                          1,240                 --       1,265         --


COMMON SHARES ASSUMING DILUTION                          10,488              9,006      10,453      8,992
                                            ===================  ==================  =========  ==========